Exhibit 10.3
The Laclede Group

2006 Equity Incentive Plan
Performance Contingent
Restricted Stock Award Agreement

THIS AGREEMENT, made as of this 5th day of December 2007, between The Laclede Group, Inc. (the “Company”) and Douglas H. Yaeger (the “Participant”).

Pursuant to the terms of the Company’s 2006 Equity Incentive Plan, as approved by shareholders in January 2006, (the “Plan”), this Award allows the Participant to earn up to [insert maximum] shares of Common Stock conditioned upon the execution and delivery by the Company and the Participant of this Agreement setting forth the terms and conditions applicable to such award.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

        1.            Award of Restricted Stock.  Pursuant and subject to the terms and conditions set forth herein and in the Plan, the Company awards to the Participant, effective as of the Award Date, a maximum of «Grant» («Spelled_Out») shares of Common Stock of the Company, subject to the terms, conditions and restrictions described in this Agreement and in the Plan (the “Performance Contingent Restricted Stock”).  Of the Performance Contingent Restricted Stock,
•
[insert target number] shares (“Performance Restricted Shares”) are issued on the Award Date and Participant shall have all of the rights of a shareholder of the Company with respect to such shares, including the right to vote and to receive dividends, but such shares remain subject to the performance contingency in Section 5 and non-transferability restrictions in Section 7 of this Agreement

•
[insert delta to get to high performance number] shares (“Potential Performance Restricted Shares”) represent shares, all or some of which the Participant may earn if performance exceeds Target, but as to which Participant shall have no rights of a shareholder.  Such rights shall only be obtained, if at all, once performance during the Performance Period has exceeded Target, the Board has certified to such attainment, and one or more Potential Performance Restricted Shares are delivered to the Participant.

        2.            Award Date.  The Award Date of the Performance Contingent Restricted Stock awarded under this Agreement is December 5, 2007.

        3.            Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Administrator, shall govern.  All capitalized terms used herein, but not otherwise defined, shall have the meaning given to such terms in the Plan.

        4.            Restrictions and Conditions.  Except as otherwise provided in this Agreement, Participant shall forfeit any and all right to the Performance Contingent Restricted Stock upon Participant’s termination of employment with the Company and its subsidiaries for any reason prior to the end of the Performance Period.

        5.            Lapse of Restrictions.  The Participant accepts this Performance Contingent Restricted Stock Award and agrees that the restrictions relative to such Award shall lapse only following the conclusion of the Performance Period and only to the extent that the Performance Contingency set forth in Appendix A has been met or exceeded.  If performance on the Performance Contingency has not been achieved at or above Threshold, then all Performance Contingent Restricted Stock is forfeited.  If performance on the Performance Contingency has been achieved between the Threshold and Target or Target and High Performance levels of performance, the Administrator shall interpolate for performance between the applicable levels and shall determine the number of shares of Performance Contingent Restricted Stock as to which the restrictions shall lapse.  Because the Company cannot issue fractional shares, the Administrator will round to the nearest whole number of shares of Performance Contingent Restricted Stock in such interpolations.

The Award will be subject to forfeiture of up to 50% of the shares earned based upon performance relative to the Performance Contingency, as determined by the Administrator in its sole discretion, if the Company’s Total Shareholder Return, as defined in Appendix A, for the Performance Period is in the bottom quartile relative to the defined comparator group identified by the Administrator.

Vesting of any Performance Restricted Shares as well as the issuance, if any, of Potential Performance Restricted Shares under this Agreement shall occur on the business day immediately following the date of the certification by the Board of Directors (“Certification Date”) of (a) the satisfaction of the Performance Contingency and (b) the number of shares of Performance Contingent Restricted Stock to be vested or issued; provided, that no Performance Contingent Restricted Stock shall vest or be issued if Participant is terminated with or without Cause or if the Participant voluntarily terminates employment with the Company and all of its subsidiaries prior to the Certification Date.  Any Potential Performance Restricted Shares that the Board certifies are earned will be issued and delivered to the Participant in no event later than March 15 of the year following the end of the Performance Period.  Any Performance Restricted Shares or Potential Performance Restricted Shares as to which the Performance Contingency has not been satisfied shall be forfeited.

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Notwithstanding the foregoing,

(i)
In the event of a Change in Control, the Performance Contingent Restricted Stock shall be deemed earned at Target prorated based on the number of months in the Performance Period to the date of the Change in Control and all restrictions as to such number of shares shall lapse if:

(a)	the Award has not otherwise been forfeited and

(b)
the successor or surviving corporation (or parent thereof) does not assume this Award or replace it with a comparable award, provided further that if the Award is assumed or replaced, such assumed or replaced Award shall provide that the restrictions shall lapse if Participant is involuntarily terminated without Cause within 24 months of the Change in Control (a “Change in Control Termination”);

(ii)
if a Participant leaves the employment of the Company and its subsidiaries due to death, Disability or retirement (including early retirement and disability retirement) prior to the end of the Performance Period, the Participant will be eligible to earn a prorated Award, as the Administrator may determine, based on the number of full months as a Participant during the Performance Period and will be eligible to receive the underlying shares if the Performance Contingency is satisfied and the restrictions lapse as outlined above.

        6.            How Shares are Held.  The Performance Restricted Shares shall be held by a Company custodian until all of the restrictions have lapsed and all applicable terms and conditions have been met.  The Company shall deliver to the Participant the number of whole shares of Performance Restricted Shares as to which the Administrator has determined the restrictions have lapsed as provided in Section 5.  Potential Performance Restricted Shares, when earned, shall be issued and delivered as provided in Section 5.

        7.            Shares Non-Transferable.  The Performance Contingent Restricted Stock shall not be transferable by Participant and may not be, sold, assigned, disposed of, or pledged or hypothecated as collateral for a loan or as security for performance of any obligation or for any other purpose until, with respect to the Performance Restricted Shares, after the restrictions have lapsed as provided in Section 5 and, with respect to the Potential Performance Restricted Shares, after such shares have been issued and delivered to the Participant.

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        8.            No Right to Continued Employment.  Nothing in this Agreement shall confer on the Participant any right to continuance of employment by the Company or a subsidiary, nor shall it interfere in any way with the right of Participant’s employer to terminate Participant’s employment at any time.

        9.            Tax Withholding and Tax Election.  The Company shall not be obligated to deliver any shares of Performance Contingent Restricted Stock until Participant pays to the Company in cash, or any other form of property acceptable to the Company, the amount required to be withheld for any federal, state or local income, FICA or other taxes of any kind with respect to such shares.  The Participant may, by notice to the Company, elect to have such withholding satisfied by a reduction of the number of whole shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value of the Common Stock on the date the restrictions lapse as provided in Section 5.  The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct such taxes, from any payment of any kind otherwise due to Participant.  Until the restrictions have lapsed as provided in Section 5, any dividends paid relative to the Performance Restricted Shares shall be treated as compensation and subject to tax withholdings in accordance with tax laws then in effect.

The Participant may, but is not required to, elect to apply the rules of Section 83(b) of the Internal Revenue Code, as amended, (“Code”) to the issuance of Performance Restricted Shares that is subject to a substantial risk of forfeiture.  If the Participant makes an affirmative election under Section 83(b) of the Code, the Participant must file such election within 30 days after the date of this Agreement with the Internal Revenue Service and notify the Company within 30 days after making such election.

        10.            Confidential Information and Restrictions on Soliciting Employees.  Notwithstanding any provision of this Agreement to the contrary, the Participant shall pay to the Company the Fair Market Value of the Performance Contingent Restricted Stock vested and issued to Participant under this Award if, during the period beginning on the date hereof and ending eighteen months following the date the Participant’s employment with the Company and its subsidiaries terminates (provided that such termination is other than a Change in Control Termination), the Participant: (1) discloses Confidential Information, as defined below, to any person not employed by the Company or any of its subsidiaries or not engaged to render services to the Company or any of its subsidiaries; or (2) Solicits Employees, as defined below.  Fair Market Value shall be calculated on the date of the first violation of this Section 10.

For purposes of this Section 10, “Confidential Information” means information concerning the Company, its subsidiaries and their business that is not generally known outside the Company, and includes (A) trade secrets; (B) intellectual property; (C) methods of operation and processes; (D) information regarding present and/or future products, developments, processes and systems; (E) information on customers or potential customers, including customers’ names, sales records, prices, and other terms of sales and cost information; (F) personnel data; (G) business plans, marketing plans,

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financial data and projections; and (H) information received in confidence from third parties. This provision shall not preclude the Participant from use or disclosure of information known generally to the public other than by his or her disclosure of such information or of information not considered confidential by persons engaged in the business conducted by the Company or subsidiary or from disclosure required by law or court order.

“Solicits Employees” means the Participant’s direct or indirect hire of, solicit to hire, or attempt to induce (or Participant’s assisting of any third party to hire, solicit or attempt to induce) any employee of the Company or a subsidiary (who is an employee of the Company or a subsidiary as of the time of such hire or solicitation or attempt to hire) or any former employee of the Company or a subsidiary (who was employed by the Company or a subsidiary within the 12-month period immediately preceding the date of such hire or solicitation or attempt to hire) to leave the employment of the Company or a subsidiary.

        11.            Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof, contain the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter and may only be amended by mutual written consent of the parties.

        12.            Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri, without regard to the provisions governing conflict of laws.

        13.            Compliance with Laws and Regulations.  The obligation of the Company to deliver shares of Common Stock under this Award shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        14.            Participant Acknowledgment.  By accepting these Awards, the Participant acknowledges receipt of a copy of the Plan, and acknowledges that all decisions, determinations and interpretations of the Administrator in respect of the Plan and this Agreement shall be final and conclusive.

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In addition, the Participant expressly acknowledges that violation by the Participant of Section 10 of this Agreement will obligate the Participant to pay to the Company the Fair Market Value of the Performance Contingent Restricted Stock that becomes vested or is issued pursuant to Section 5.

The Laclede Group, Inc.

By:            ____________________________________

Title:

__________________________________________
Douglas H. Yaeger

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Appendix A to Stock Award to
Douglas H. Yaeger

Performance Period.  The “Performance Period” for this Award shall be the period beginning October 1, 2007 and ending September 30, 2010.

Performance Contingency.  The “Performance Contingency” for this Award is the following performance measure:

EPS Growth  – EPS Growth is measured as the average of the annual earnings per share of Common Stock for the Company’s fiscal years 2008, 2009 and 2010.  The Threshold, Target, and High Performance levels of performance and performance contingent restricted stock (PCRS) as to which restrictions may lapse are as follows:
	Threshold	Target	High Performance
Level of Performance	Average of $ per share or above	Average of $ per share or above	Average of $ per share or above
Number of PCRS as to which restrictions lapse	[1/3 of PCRS in grant x 70%]	[2/3 of PCRS in grant x 70%]	[# of PCRS in grant x 70%]

Total Shareholder Return for the Company or for a comparator company shall be calculated as follows:

Average share price for the 7/1/10 – 9/30/10 quarter
+	value of reinvested dividends
=	Total end of performance period value

–	average share price for the 7/1/07 – 9/30/07 quarter
=	Total value created in performance period

÷	average share price for the 7/1/07 – 9/30/07 quarter
=	Total Shareholder Return

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The Laclede Group

2006 Equity Incentive Plan
Performance Contingent
Restricted Stock Award Agreement

THIS AGREEMENT, made as of this 5th day of December 2007, between The Laclede Group, Inc. (the “Company”) and Douglas H. Yaeger (the “Participant”).

Pursuant to the terms of the Company’s 2006 Equity Incentive Plan, as approved by shareholders in January 2006, (the “Plan”), this Award allows the Participant to earn up to [insert maximum] shares of Common Stock conditioned upon the execution and delivery by the Company and the Participant of this Agreement setting forth the terms and conditions applicable to such award.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

        1.            Award of Restricted Stock.  Pursuant and subject to the terms and conditions set forth herein and in the Plan, the Company awards to the Participant, effective as of the Award Date, a maximum of «Grant» («Spelled_Out») shares of Common Stock of the Company, subject to the terms, conditions and restrictions described in this Agreement and in the Plan (the “Performance Contingent Restricted Stock”).  Of the Performance Contingent Restricted Stock,
•
[insert target number] shares (“Performance Restricted Shares”) are issued on the Award Date and Participant shall have all of the rights of a shareholder of the Company with respect to such shares, including the right to vote and to receive dividends, but such shares remain subject to the performance contingency in Section 5 and non-transferability restrictions in Section 7 of this Agreement

•
[insert delta to get to high performance number] shares (“Potential Performance Restricted Shares”) represent shares, all or some of which the Participant may earn if performance exceeds Target, but as to which Participant shall have no rights of a shareholder.  Such rights shall only be obtained, if at all, once performance during the Performance Period has exceeded Target, the Board has certified to such attainment, and one or more Potential Performance Restricted Shares are delivered to the Participant.

        2.            Award Date.  The Award Date of the Performance Contingent Restricted Stock awarded under this Agreement is December 5, 2007.

        3.            Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Administrator, shall govern.  All capitalized terms used herein, but not otherwise defined, shall have the meaning given to such terms in the Plan.

        4.            Restrictions and Conditions.  Except as otherwise provided in this Agreement, Participant shall forfeit any and all right to the Performance Contingent Restricted Stock upon Participant’s termination of employment with the Company and its subsidiaries for any reason prior to the end of the Performance Period.

        5.            Lapse of Restrictions.  The Participant accepts this Performance Contingent Restricted Stock Award and agrees that the restrictions relative to such Award shall lapse only following the conclusion of the Performance Period and only to the extent that the Performance Contingency set forth in Appendix A has been met or exceeded.  If performance on the Performance Contingency has not been achieved at or above Threshold, then all Performance Contingent Restricted Stock is forfeited.  If performance on the Performance Contingency has been achieved between the Threshold and Target or Target and High Performance levels of performance, the Administrator shall interpolate for performance between the applicable levels and shall determine the number of shares of Performance Contingent Restricted Stock as to which the restrictions shall lapse.  Because the Company cannot issue fractional shares, the Administrator will round to the nearest whole number of shares of Performance Contingent Restricted Stock in such interpolations.

The Award will be subject to forfeiture of up to 50% of the shares earned based upon performance relative to the Performance Contingency, as determined by the Administrator in its sole discretion, if the Company’s Total Shareholder Return, as defined in Appendix A, for the Performance Period is in the bottom quartile relative to the defined comparator group identified by the Administrator.

Vesting of any Performance Restricted Shares as well as the issuance, if any, of Potential Performance Restricted Shares under this Agreement shall occur on the business day immediately following the date of the certification by the Board of Directors (“Certification Date”) of (a) the satisfaction of the Performance Contingency and (b) the number of shares of Performance Contingent Restricted Stock to be vested or issued; provided, that no Performance Contingent Restricted Stock shall vest or be issued if Participant is terminated with or without Cause or if the Participant voluntarily terminates employment with the Company and all of its subsidiaries prior to the Certification Date.  Any Potential Performance Restricted Shares that the Board certifies are earned will be issued and delivered to the Participant in no event later than March 15 of the year following the end of the Performance Period.  Any Performance Restricted Shares or Potential Performance Restricted Shares as to which the Performance Contingency has not been satisfied shall be forfeited.

Notwithstanding the foregoing,

(i)
In the event of a Change in Control, the Performance Contingent Restricted Stock shall be deemed earned at Target prorated based on the number of months in the Performance Period to the date of the Change in Control and all restrictions as to such number of shares shall lapse if:

(a)	the Award has not otherwise been forfeited and

(b)
the successor or surviving corporation (or parent thereof) does not assume this Award or replace it with a comparable award, provided further that if the Award is assumed or replaced, such assumed or replaced Award shall provide that the restrictions shall lapse if Participant is involuntarily terminated without Cause within 24 months of the Change in Control (a “Change in Control Termination”);

(ii)
if a Participant leaves the employment of the Company and its subsidiaries due to death, Disability or retirement (including early retirement and disability retirement) prior to the end of the Performance Period, the Participant will be eligible to earn a prorated Award, as the Administrator may determine, based on the number of full months as a Participant during the Performance Period and will be eligible to receive the underlying shares if the Performance Contingency is satisfied and the restrictions lapse as outlined above.

        6.            How Shares are Held.  The Performance Restricted Shares shall be held by a Company custodian until all of the restrictions have lapsed and all applicable terms and conditions have been met.  The Company shall deliver to the Participant the number of whole shares of Performance Restricted Shares as to which the Administrator has determined the restrictions have lapsed as provided in Section 5.  Potential Performance Restricted Shares, when earned, shall be issued and delivered as provided in Section 5.

        7.            Shares Non-Transferable.  The Performance Contingent Restricted Stock shall not be transferable by Participant and may not be, sold, assigned, disposed of, or pledged or hypothecated as collateral for a loan or as security for performance of any obligation or for any other purpose until, with respect to the Performance Restricted Shares, after the restrictions have lapsed as provided in Section 5 and, with respect to the Potential Performance Restricted Shares, after such shares have been issued and delivered to the Participant.

        8.            No Right to Continued Employment.  Nothing in this Agreement shall confer on the Participant any right to continuance of employment by the Company or a subsidiary, nor shall it interfere in any way with the right of Participant’s employer to terminate Participant’s employment at any time.

        9.            Tax Withholding and Tax Election.  The Company shall not be obligated to deliver any shares of Performance Contingent Restricted Stock until Participant pays to the Company in cash, or any other form of property acceptable to the Company, the amount required to be withheld for any federal, state or local income, FICA or other taxes of any kind with respect to such shares.  The Participant may, by notice to the Company, elect to have such withholding satisfied by a reduction of the number of whole shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value of the Common Stock on the date the restrictions lapse as provided in Section 5.  The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct such taxes, from any payment of any kind otherwise due to Participant.  Until the restrictions have lapsed as provided in Section 5, any dividends paid relative to the Performance Restricted Shares shall be treated as compensation and subject to tax withholdings in accordance with tax laws then in effect.

The Participant may, but is not required to, elect to apply the rules of Section 83(b) of the Internal Revenue Code, as amended, (“Code”) to the issuance of Performance Restricted Shares that is subject to a substantial risk of forfeiture.  If the Participant makes an affirmative election under Section 83(b) of the Code, the Participant must file such election within 30 days after the date of this Agreement with the Internal Revenue Service and notify the Company within 30 days after making such election.

        10.            Confidential Information and Restrictions on Soliciting Employees.  Notwithstanding any provision of this Agreement to the contrary, the Participant shall pay to the Company the Fair Market Value of the Performance Contingent Restricted Stock vested and issued to Participant under this Award if, during the period beginning on the date hereof and ending eighteen months following the date the Participant’s employment with the Company and its subsidiaries terminates (provided that such termination is other than a Change in Control Termination), the Participant: (1) discloses Confidential Information, as defined below, to any person not employed by the Company or any of its subsidiaries or not engaged to render services to the Company or any of its subsidiaries; or (2) Solicits Employees, as defined below.  Fair Market Value shall be calculated on the date of the first violation of this Section 10.

For purposes of this Section 10, “Confidential Information” means information concerning the Company, its subsidiaries and their business that is not generally known outside the Company, and includes (A) trade secrets; (B) intellectual property; (C) methods of operation and processes; (D) information regarding present and/or future products, developments, processes and systems; (E) information on customers or potential customers, including customers’ names, sales records, prices, and other terms of sales and cost information; (F) personnel data; (G) business plans, marketing plans, financial data and projections; and (H) information received in confidence from third parties. This provision shall not preclude the Participant from use or disclosure of information known generally to the public other than by his or her disclosure of such information or of information not considered confidential by persons engaged in the business conducted by the Company or subsidiary or from disclosure required by law or court order.

“Solicits Employees” means the Participant’s direct or indirect hire of, solicit to hire, or attempt to induce (or Participant’s assisting of any third party to hire, solicit or attempt to induce) any employee of the Company or a subsidiary (who is an employee of the Company or a subsidiary as of the time of such hire or solicitation or attempt to hire) or any former employee of the Company or a subsidiary (who was employed by the Company or a subsidiary within the 12-month period immediately preceding the date of such hire or solicitation or attempt to hire) to leave the employment of the Company or a subsidiary.

        11.            Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof, contain the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter and may only be amended by mutual written consent of the parties.

        12.            Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri, without regard to the provisions governing conflict of laws.

        13.            Compliance with Laws and Regulations.  The obligation of the Company to deliver shares of Common Stock under this Award shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        14.            Participant Acknowledgment.  By accepting these Awards, the Participant acknowledges receipt of a copy of the Plan, and acknowledges that all decisions, determinations and interpretations of the Administrator in respect of the Plan and this Agreement shall be final and conclusive.

In addition, the Participant expressly acknowledges that violation by the Participant of Section 10 of this Agreement will obligate the Participant to pay to the Company the Fair Market Value of the Performance Contingent Restricted Stock that becomes vested or is issued pursuant to Section 5.

The Laclede Group, Inc.

By:            ____________________________________

Title:

__________________________________________
Douglas H. Yaeger

Appendix A to Stock Award to
Douglas H. Yaeger

Performance Period.  The “Performance Period” for this Award shall be the period beginning October 1, 2007 and ending September 30, 2010.

Performance Contingency.  The “Performance Contingency” for this Award is the following performance measure:

Dividend Growth  – Dividend Growth is measured as the total dividends per share declared on the Company’s common stock in fiscal year 2010.  The Threshold, Target and High Performance levels of performance and Performance Contingent Restricted Stock as to which restrictions may lapse are as follows:
	Threshold	Target	High Performance
Level of Performance	Dividends declared of $ per share or above	Dividends declared of $ per share or above	Dividends declared of $ per share or above
Number of PCRS as to which restrictions lapse	[1/3 of PCRS in grant x 30%]	[2/3 of PCRS in grant x 30%]	[# of PCRS in grant x 30%]

Total Shareholder Return for the Company or for a comparator company shall be calculated as follows:

Average share price for the 7/1/10 – 9/30/10 quarter
+	value of reinvested dividends
=	Total end of performance period value

–	average share price for the 7/1/07 – 9/30/07 quarter
=	Total value created in performance period

÷	average share price for the 7/1/07 – 9/30/07 quarter
=	Total Shareholder Return